 Exhibit (a)(15)
ECHOSTAR CORPORATION
LETTER OF TRANSMITTAL
Offers to Exchange
Any and All 0% Convertible Notes due 2025
(CUSIP/ISIN No. 25470MAF6/US2547MAF68)
and 3.375% Convertible Notes due 2026
(CUSIP/ISIN No. 25470MAB5/US2547MAB54)
Issued by DISH Network Corporation for
Up to $2,381,000,000 Aggregate Principal Amount of 6.75% Senior Secured
Notes due 2030 and $1,950,000,000 Aggregate Principal Amount of 3.875%
Convertible Senior Secured Notes due 2030 to be Issued by EchoStar
Corporation
The exchange offers (as defined below) will expire at one minute after 11:59 p.m., New York City time, on November 7, 2024, unless extended or earlier terminated (such date and time, as the same may be extended, the “Expiration Date”). Registered holders (each, a “Holder” and collectively, the “Holders”) of the Existing Notes (as defined below) who desire to participate in the exchange offers must validly tender (and not validly withdraw) their Existing Notes on or prior to the Expiration Date in order to be eligible to receive the applicable Exchange Consideration. Tendered Existing Notes may be withdrawn at any time prior to the Expiration Date, but not thereafter. The exchange offers are subject to the satisfaction or waiver of certain conditions, including, among other things, the satisfaction of the Minimum Tender Condition and the New Money Offering Condition, as described in the prospectus.
Completed Letters of Transmittal and any other documents required in connection with tenders of the Existing Notes listed above should be directed to the exchange agent and information agent, at the address set forth below. Questions concerning the tender procedures and requests for additional copies of the prospectus should be directed to the exchange agent and information agent at the address or telephone numbers set forth below.
The exchange agent and information agent for the exchange offers and consent solicitations is:
D.F. King & Co., Inc.
By Facsimile (Eligible Institutions Only): (212) 709-3328	By Regular, Registered or Certified Mail, By Overnight Courier or By Hand: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attention: Michael Horthman Email: DISH@dfking.com	For Information or Confirmation: (212) 232-3233
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT AND INFORMATION AGENT.

EchoStar Corporation (the “Company”) is a Nevada corporation. Unless otherwise expressly stated or the context otherwise requires, in this Letter of Transmittal, “we,” “us,” “our” and the “Company” refer to EchoStar Corporation and its subsidiaries.
This Letter of Transmittal relates to the offers to exchange (the “exchange offers”) by the Company of any and all of the 0% Convertible Notes due 2025 (the “DISH Network 2025 Notes”) issued by DISH Network Corporation (“DISH Network”) and any and all of the 3.375% Convertible Notes due 2026 (the “DISH Network 2026 Notes,” and together with the DISH Network 2025 Notes, the “Existing Notes”) issued by DISH Network for the applicable principal amount of 6.75% Senior Secured Notes due 2030 (the “EchoStar Exchange Notes”) and 3.875% Convertible Senior Secured Notes due 2030 (the “EchoStar Convertible Notes” and together with the EchoStar Exchange Notes, the “EchoStar Notes”) to be issued by EchoStar Corporation.
Concurrently with the exchange offers, Echostar is also soliciting consents (the “consent solicitations”) from each holder of the Existing Notes, upon the terms and conditions set forth in the prospectus, to certain proposed amendments (the “proposed amendments”) to (1) the Indenture, dated as of December 21, 2020, between DISH Network and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of December 29, 2023 (as further amended, modified or supplemented prior to the date hereof, the “DISH Network 2025 Indenture”), related to the DISH Network 2025 Notes, (2) the Indenture, dated as of August 8, 2016, between DISH Network and U.S. Bank National Association, as trustee (as amended, modified or supplemented to date, the “DISH Network 2026 Indenture” and, together with the DISH Network 2025 Indenture, the “DISH Network Indentures”), related to the DISH Network 2026 Notes and (3) the Existing Notes.
The exchange offers and consent solicitations are made on the terms and subject to the conditions contained in the prospectus and consent solicitation statement, dated October 10, 2024, as amended on November 1, 2024 (as it may be further supplemented and amended from time to time, and including the annexes hereto, this “prospectus”). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the prospectus.
IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFERS, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR EXISTING NOTES TO THE INFORMATION AGENT AND EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
This Letter of Transmittal is to be completed by a Holder desiring to tender such Holder’s Existing Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC before the Expiration Date.
Any holder wishing to tender Existing Notes after 5:00 p.m., New York City time, on the Expiration Date should contact the exchange agent and information agent in order to complete and sign this Letter of Transmittal (or a facsimile thereof) in accordance with the instructions set forth herein and deliver such manually signed Letter of Transmittal (or such manually signed facsimile thereof).
Tenders of Existing Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of a tender of Existing Notes to be effective, the exchange agent and information agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Date, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Existing Notes to be withdrawn, (ii) contain a description of the Existing Notes to be withdrawn (including the aggregate principal amount represented by such Existing Notes), (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Existing Notes and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Existing Notes. Any notice of withdrawal must identify the Existing Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of the DTC. Withdrawal of tenders of Existing Notes may not be rescinded, and any Existing Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offers.
For a description of the procedures to follow in order to tender or withdraw the Existing Notes (through ATOP or otherwise), see “The Exchange Offers and Consent Solicitations — Procedures for Tendering and Consenting” in the prospectus and the instructions to this Letter of Transmittal.
In order to complete this Letter of Transmittal properly, a Holder of Existing Notes must:
•
complete the box below entitled “Method of Delivery”;

•
if appropriate, check and complete the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions”;

•
sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•
complete an Internal Revenue Service (“IRS”) Form W-9 (or, if applicable, an appropriate IRS Form W-8).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
The instructions included with this Letter of Transmittal must be followed.
The exchange offers are not being made to, and tenders of Existing Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of such exchange offer would not be in compliance with the laws of such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require the exchange offers to be made by a licensed broker or dealer in any such jurisdiction, such exchange offers shall be deemed to be made on behalf of the Company by the Dealer Manager or such affiliate (as the case may be) or one or more registered brokers or dealers licensed under the laws of such jurisdiction.
The Company expressly reserves the right, in its sole discretion but subject to applicable law and the Transaction Support Agreement, to (i) waive any condition of each exchange offer except the condition that the registration statement of which the prospectus forms a part has been declared effective by the Commission, (ii) extend the Expiration Date of the exchange offers, (iii) amend the terms of either exchange offer or (iv) if any of the conditions to exchange offer are not satisfied, terminate such exchange offer and not accept for payment any Existing Notes tendered in such exchange offer.
THE EXCHANGE OFFERS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE EXCHANGE OFFERS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS OR IN THIS LETTER OF TRANSMITTAL AND OTHER MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE INFORMATION AND EXCHANGE AGENT OR ANY OTHER PERSON.
EXISTING NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOX BELOW.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF EXISTING NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF A HOLDER HOLDS EXISTING NOTES THROUGH A NOMINEE, SUCH HOLDER SHOULD KEEP IN MIND THAT SUCH ENTITY MAY REQUIRE THE HOLDER TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFERS A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER EXISTING NOTES ON SUCH HOLDER’S BEHALF ON OR PRIOR TO THE EXPIRATION DATE. THIS LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING THE EXISTING NOTES TENDERED SHOULD BE SENT ONLY TO BY THE INFORMATION AND EXCHANGE AGENT, NOT TO THE COMPANY, DTC, THE TRUSTEE, OR THE DEALER MANAGERS.
METHOD OF DELIVERY*
Name of Tendering Institution:
Description of Existing Notes Being Tendered:
Principal Amount of Existing Notes Being Tendered:
DTC Participant Number:
Account Number with DTC:
Transaction Code Number:

*
Need not be completed by Holders delivering in accordance with DTC’s ATOP procedure for transfer (see above).

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the prospectus and consent solicitation statement, dated October 10, 2024, as amended on November 1, 2024 (as it may be further supplemented and amended from time to time, and including the annexes hereto, the “prospectus” and, together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”), constituting offers to exchange (the “exchange offers”) by EchoStar Corporation, a Nevada corporation (the “Company”), any and all of the 0% Convertible Notes due 2025 (the “DISH Network 2025 Notes”) issued by DISH Network Corporation (“DISH Network”) and any and all of the 3.375% Convertible Notes due 2026 (the “DISH Network 2026 Notes,” and together with the DISH Network 2025 Notes, the “Existing Notes”) issued by DISH Network for the applicable principal amount of 6.75% Senior Secured Notes due 2030 (the “EchoStar Exchange Notes”) and 3.875% Convertible Senior Secured Notes due 2030 (the “EchoStar Convertible Notes” and together with the EchoStar Exchange Notes, the “EchoStar Notes”) to be issued by EchoStar Corporation.
Upon the terms and subject to the conditions of the prospectus, the undersigned hereby (a) tenders to the Company the principal amount of Existing Notes indicated in the box above entitled “Method of Delivery” and (b) consents, with respect to such principal amount or amounts, to the proposed amendments, described in the prospectus, to the applicable DISH Network Indenture and the Existing Notes and to the execution of a supplemental indenture (and directs the trustee to execute such supplemental indenture) effecting such proposed amendments.
Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Existing Notes tendered herewith, the undersigned hereby:
•
sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Existing Notes tendered hereby;

•
waives any and all other rights with respect to such Existing Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Existing Notes and the indenture under which the Existing Notes were issued);

•
consents to the proposed amendments described in the prospectus under “The Proposed Amendments” to each DISH Network Indenture and the Existing Notes;

•
releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, such Existing Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Existing Notes, to convert the Existing Notes into the Company’s common shares of beneficial interest or be entitled to any of the benefits under the indenture under which the Existing Notes were issued; and

•
irrevocably constitutes and appoints the exchange agent and information agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent and information agent also acts as the agent of the Company) with respect to such Existing Notes, with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•
transfer ownership of such Existing Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company;

•
present such Existing Notes for transfer on the relevant security register;

•
receive all benefits or otherwise exercise all rights of beneficial ownership of such Existing Notes (except that the exchange agent and information agent will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the applicable Exchange Consideration and any Accrued Interest for any tendered Existing Notes that are purchased by the Company); and

•
deliver to the Company this Letter of Transmittal;

all in accordance with the terms and subject to the conditions of the exchange offers, as described in the prospectus.
The undersigned acknowledges and agrees that a tender of Existing Notes pursuant to any one of the procedures described in the prospectus under the caption “The Exchange Offers and Consent Solicitations — Procedures for Tendering and Consenting” and in the instructions to this Letter of Transmittal will, upon the Company’s acceptance of such Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the prospectus.
Each exchange offer is subject to the conditions set forth in the prospectus under the caption “The Exchange Offers and Consent Solicitations — Conditions to the Exchange Offers and Consent Solicitations.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company, subject to applicable law and the Transaction Support Agreement) as more particularly set forth in the prospectus, the Company may not be required to accept for payment any of the Existing Notes tendered by this Letter of Transmittal and, in such event, the Existing Notes not accepted for payment will remain outstanding. In the event of a termination of the exchange offers, the relevant Existing Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.
The undersigned hereby represents and warrants that:
•
the undersigned has received the Offer Documents and agrees to be bound by all terms and conditions of the exchange offers;

•
the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby;

•
when such tendered Existing Notes are accepted for purchase and paid for by the Company pursuant to the exchange offers, the Company will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•
the undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent and information agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Existing Notes.
In consideration for the purchase of the Existing Notes pursuant to the exchange offers, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company or any of its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the exchange offers), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:
•
the undersigned’s purchase, ownership or disposition of the Existing Notes pursuant to the exchange offers; and

•
any decline in the value thereof up to and including the Payment Date (as defined in the prospectus), and thereafter, to the extent the Holder retains Existing Notes.

Without limiting the generality or effect of the foregoing, upon the purchase of Existing Notes pursuant to the exchange offers, the Company shall obtain all rights relating to the undersigned’s ownership of Existing Notes (including, without limitation, the right to all interest payable on the Existing Notes) and any and all claims relating thereto. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Existing Notes will be determined by the Company, in its sole discretion, and such determination shall be final and binding.
Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Existing Notes tendered hereby be issued to the order of, and delivered to, the undersigned.
In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby request(s) that any Existing Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognize(s) that the Company has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Existing Notes from the names of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Existing Notes so tendered. The right to have Existing Notes registered and delivered in accordance with “Special Issuance Instructions” is subject to any limitations or requirements of the indenture governing the Existing Notes. In the event that the “Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Existing Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders)
This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Existing Notes on the books of the DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity, agent or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 1.
X

X

Signature(s) of Holder(s) or Authorized Signatory
Dated:                 , 2024
Name(s):

Capacity (full title):

Address:

(Zip Code)
Area Code and Telephone No.:

MEDALLION SIGNATURE GUARANTEE
(If required — see Instructions 1 and 2 below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:                 , 2024

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)
To be completed ONLY if Existing Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.
Name(s):

Address:

Telephone Number:

(Tax Identification or Social Security Number) Capacity (full title)
DTC Account Number:

☐
Check here to direct a credit of Existing Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.:

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)
To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name:

Address:

(Zip Code)

(Tax Identification or Social Security Number) Capacity (full title)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the exchange offers)
Forming Part of the Terms and Conditions of the Exchange Offers
1.   Signatures on Letter of Transmittal.   This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Existing Notes on the books of the DTC or its participants.
If any of the Existing Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Existing Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Existing Notes.
If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.
When this Letter of Transmittal is signed by the registered Holders of the Existing Notes tendered hereby, no endorsements of Existing Notes or separate instruments of transfer are required unless payment is to be made, or Existing Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Existing Notes or instruments of transfer must be guaranteed by an Eligible Institution (as defined below).
2.   Signature Guarantees.   All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Existing Notes) tendered hereby or (ii) such Existing Notes are tendered for the account of an Eligible Institution.
3.   Transfer Taxes.   Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the Existing Notes to it, or to its order, pursuant to the exchange offers. If payment is to be made to, or if Existing Notes not tendered or purchased are to be registered in the name of, any person(s) other than the Holder(s), or if the tendered Existing Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the payment (and any remaining amount of transfer taxes will be billed directly to the Holder(s) or such other person(s)) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
4.   Questions or Requests for Assistance or Additional Copies.   Any questions or requests for assistance or additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent and information agent at its address or telephone numbers set forth on the back cover of the prospectus. Holders may also contact the Dealer Manager at the telephone number set forth on the back cover of the prospectus or their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offers.
5.   Partial Tenders.   Tenders of the Existing Notes will be accepted only in integral multiples of $1,000 principal amount. The tendering Holder should fill in the principal amount tendered in the box above entitled “Method of Delivery.” The entire principal amount of Existing Notes delivered to the exchange agent and information agent will be deemed to have been tendered unless otherwise indicated.
6.   Special Issuance and Special Payment Instructions.   Tendering Holders should indicate in the applicable box or boxes the name and address to which Existing Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the applicable Exchange Consideration and Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated and an appropriate IRS form for such recipient must be completed. If no instructions are given, Existing Notes not tendered or not accepted for purchase will be returned, and checks for payment of the applicable Exchange Consideration and Accrued Interest will be sent, to the Holder of the Existing Notes tendered. The undersigned recognizes that the Company has no obligation pursuant to either of the special instructions boxes if the Company does not accept for purchase any of the Existing Notes so tendered or if provision for payment of any applicable transfer taxes is not made.
7.   Waiver of Conditions.   Subject to applicable law and the Transaction Support Agreement, the Company reserves the right to amend or waive any of the conditions of the exchange offers except the condition that the registration statement of which the prospectus forms a part has been declared effective by the Commission.
8.   Taxpayer Identification Number: IRS Form W-9 and Form W-8.   To prevent backup withholding, each Holder tendering Existing Notes that is a U.S. person (as defined in the instructions on the enclosed IRS Form W-9) must provide such Holder’s correct taxpayer identification number (“TIN”) by completing the enclosed IRS Form W-9, certifying that (1) the TIN provided is correct (or that such Holder is awaiting a TIN), (2)(i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) the Holder is a U.S. person.
If the Holder is a U.S. person tendering Existing Notes that does not have a TIN, such Holder should consult the enclosed IRS Form W-9 for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If such Holder tendering Existing Notes does not provide such Holder’s TIN to the exchange agent and information agent within 60 days, backup withholding may begin and continue until such Holder furnishes such Holder’s TIN to the exchange agent and information agent. Note: Writing “Applied For” on the form means that the Holder tendering Existing Notes has already applied for a TIN or that such Holder intends to apply for one in the near future.
If the Existing Notes are registered in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for information on which TIN to report.
Certain Holders tendering Existing Notes (including, among others, certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering Existing Notes that is a U.S. person must enter its correct TIN in Part I of the IRS Form W-9, enter the applicable “Exempt payee” code on such form, and sign and date the form. See the enclosed IRS Form W-9 for additional instructions. In order for a Holder that is not a U.S. person to qualify as exempt from backup withholding, such person must submit a completed IRS Form W-8BEN (or other appropriate IRS Form W-8), signed under penalties of perjury attesting to such exempt status. Such form (and additional IRS forms) may be obtained from the exchange agent and information agent or the IRS at its Internet address at www.irs.gov.
If the exchange agent and information agent is not provided with the correct TIN or an adequate basis for an exemption, the Holder may be subject to backup withholding of a portion of the reportable payments made with respect to the Existing Notes and a $50 penalty imposed by the IRS. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties. Backup withholding is not an additional tax. Rather, any amount paid as backup withholding would be creditable against a Holder’s U.S. federal income tax liability and may entitle the Holder to a refund, provided that the requisite information is timely provided to the IRS.
The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.
For a general discussion of the U.S. federal income tax consequences of the exchange offers, Holders should review the section of the prospectus entitled “Material U.S. Federal Income Tax Considerations.”

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Existing Notes pursuant to the procedures described in the prospectus and the Letter of Transmittal and the form and validity of all documents will be determined by the Company in its sole discretion. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the exchange offers and any defect or irregularity in the tender of any particular Existing Notes, subject to applicable law. Any determination by the Company as to the validity, form, eligibility and acceptance of Existing Notes for payment, or any interpretation by the Company as to the terms and conditions of the exchange offers, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. The Company is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company or any of its affiliates or assigns, the exchange agent and information agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Existing Notes received by the exchange agent and information agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent and information agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as promptly as practical following the Expiration Date.
IMPORTANT TAX INFORMATION1
General
Under U.S. federal income tax law, a Holder that is a U.S. person (as defined in the instructions on the enclosed IRS Form W-9) whose tendered Existing Notes are accepted for payment is required to provide the exchange agent and information agent with such Holder’s current TIN and make certain certifications on the attached IRS Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the exchange agent and information agent is not provided with the correct TIN or if the required certifications are not made, the Holder or other payee may be subject to a $50 penalty imposed by the IRS. In addition, certain payments made to such Holder or other payee with respect to the Existing Notes purchased pursuant to the exchange offers will be subject to backup withholding. See the enclosed IRS Form W-9 for additional information.
Certain Holders (including, among others, certain corporations and non-U.S. persons) are generally not subject to these backup withholding and information reporting requirements. In order for a non-U.S. Holder to qualify as an exempt recipient, such non-U.S. Holder must submit to the exchange agent and information agent the appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to his, her or its exempt status. An IRS Form W-8 may be obtained from the exchange agent and information agent or via the IRS website at www.irs.gov.
If backup withholding applies, the exchange agent and information agent is required to withhold 24% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, any amount paid as backup withholding would be creditable against a Holder’s U.S. federal income tax liability and may entitle the Holder to a refund, provided that the requisite information is timely provided to the IRS.
Purpose of Form W-9
To prevent backup withholding on any payment made to a Holder or other payee with respect to the Existing Notes purchased pursuant to the exchange offers, if the Holder does not otherwise establish an exemption from backup withholding, the Holder is required to notify the exchange agent and information agent of the Holder’s current TIN (or the TIN of any other payee) by completing the attached IRS Form W-9

1
Note to W&C Tax: The Prospectus for the exchange offer did not include a Circular 230 legend.

and certifying that (i) the TIN provided on the attached IRS Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien) for U.S. federal income tax purposes. Non-U.S. Holders should complete, sign and submit an appropriate IRS Form W-8 as described above to prevent backup withholding.
What Number to Give the Exchange Agent
The Holder is required to give the exchange agent and information agent the TIN of the registered owner of the Existing Notes tendered hereby. If the Existing Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed IRS Form W-9 for additional guidance on which TIN to report.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type.
See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person** | **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The exchange agent and information agent for the exchange offers and consent solicitations is:
D.F. King & Co., Inc.
By Facsimile (Eligible Institutions Only): (212) 709-3328	By Regular, Registered or Certified Mail, By Overnight Courier or By Hand: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attention: Michael Horthman	For Information or Confirmation: (212) 232-3233
Email: DISH@dfking.com
The Dealer Manager for the exchange offers and consent solicitations is:
Houlihan Lokey
Houlihan Lokey
245 Park Avenue
New York, NY 10167
Attn: Liability Management Group
Tel: +1 (888) 613-7288
Email: dish@hl.com
Any questions regarding the terms of the exchange offers may be directed to the Dealer Manager. Questions concerning tender procedures and requests for additional copies of the prospectus should be directed to the information agent: Beneficial owners of notes may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the exchange offers.